UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2023

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Joseph M. Greene has retired as a member of the Boards of Directors of Capital Bancorp, Inc. (the “Company”) as well as from any committees of such Board of Directors on which he served, effective as of February 1, 2023. Mr. Greene served as a member of the Audit Committee and ESG Committee of the Company’s Board of Directors. Mr. Greene’s decision to retire did not involve any dispute or disagreement with Company management or the Board of Directors on any matter relating to the Company’s operations, policies or practices.

The Board of Directors of the Company, upon the recommendation of its Nominating and Corporate Governance Committee, approved the appointment of Fred J. Lewis as a Class I director on the Company’s Board of Directors, effective as of February 1, 2023, to fill the vacancy following Mr. Greene’s retirement. Mr. Lewis currently serves as a member of the Board of Directors of the Company’s wholly-owned subsidiary, Capital Bank, N.A. Mr. Lewis joined the Bank Board in March of 2018 and serves as a member of the Loan Committee, Finance Committee, Strategic Innovations Committee, Special Assets Committee, Risk Committee, and ALCO.

Mr. Lewis is considered an independent director under the applicable Securities and Exchange Commission and NASDAQ rules.

As a Class I director, Mr. Lewis will be subject to re-election at the Company’s annual meeting of stockholders to be held in 2024.

There are no arrangements or understandings between Mr. Lewis and any other person pursuant to which he was selected as director. Mr. Lewis will receive the same compensation as currently paid to the Company’s other Board members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

By: /s/ Edward F. Barry
Name: Edward F. Barry
Title: Chief Executive Officer
February 1, 2023

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